ABERDEEN ASIA-PACIFIC INCOME FUND,
INC.
A Maryland Corporation
BYLAWS
Amended and Restated
as of September 30, 2015



ARTICLE I	NAME OF
CORPORATION,
LOCATION OF
OFFICES AND SEAL	1
Section 1.	Name.	1
Section 2.	Principal Offices	1
Section 3.	Seal	1
ARTICLE II	STOCKHOLDERS	2
Section 1.	Place of Meeting	2
Section 2.	Annual Meetings	2
Section 3.	Special Meetings	2
Section 4.	Notice of Meetings	7
Section 5.	Quorum; Adjournment of
Meetings	8
Section 6.	Voting and Inspector	9
Section 7.	Stockholders Entitled to Vote	10
Section 8.	Validity of Proxies, Ballots	10
Section 9.	Organization and Conduct of
Stockholders' Meetings	11
Section 10.	Action Without a Meeting	12
Section 11.	Advance Notice of
Stockholder Nominations for
Director and Other
Stockholder Proposals	13
Section 12.	Stockholder Proposals at the
2009 Annual Meeting	22
ARTICLE III	BOARD OF
DIRECTORS	24
Section 1.	Powers	24
Section 2.	Number; Terms;
Qualifications	25
Section 3.	Election	27
Section 4.	Vacancies and Newly
Created Directorships	28
Section 5.	Removal	28
Section 6.	Place of Meeting	28
Section 7.	Annual and Regular
Meetings	29
Section 8.	Special Meetings	29
Section 9.	Waiver of Notice	30
Section 10.	Quorum and Voting	30
Section 11.	Action Without a Meeting	31
Section 12.	Compensation of Directors	31
Section 13.	Authorization for
Independent Directors to
Retain Employees and
Advisers	31
Section 14.	Director Emeritus	31
Section 15.	Organization	31
Section 16.	Telephone Meetings	32
Section 17.	Reliance	32
Section 18.	Ratification	32
Section 19.	Emergency Provisions	33
ARTICLE IV	COMMITTEES	33
Section 1.	Organization	33
Section 2.	Proceedings and Quorum	34
ARTICLE V	OFFICERS	34
Section 1.	General	34
Section 2.	Election, Tenure and
Qualifications	34
Section 3.	Removal and Resignation	35
Section 4.	President	35
Section 5.	Vice President	35
Section 6.	Treasurer and Assistant
Treasurers	36
Section 7.	Secretary and Assistant
Secretaries	36
Section 8.	Subordinate Officers	37
Section 9.	Remuneration	37
Section 10.	Surety Bonds	37
ARTICLE VI	STOCK	38
Section 1.	Certificates of Stock	38
Section 2.	Transfer of Shares	38
Section 3.	Stock Ledgers	39
Section 4.	Transfer Agents and
Registrars	39
Section 5.	Fixing of Record Date	39
Section 6.	Lost, Stolen or Destroyed
Certificates	40
ARTICLE VII	FISCAL YEAR AND
ACCOUNTANT	41
Section 1.	Fiscal Year	41
Section 2.	Accountant	41
ARTICLE VIII	CUSTODY OF
SECURITIES	41
Section 1.	Employment of a Custodian	41
Section 2.	Termination of Custodian
Agreement	41
ARTICLE IX	INDEMNIFICATION
AND ADVANCEMENT
OF EXPENSES	42
Section 1.	Indemnification of Directors
and Officers	42
Section 2.	Indemnification of
Employees and Agents	43
Section 3.	Other Rights	43
Section 4.	Amendments	43
Section 5.	Insurance	43
ARTICLE X	AMENDMENTS	44




BYLAWS
OF
ABERDEEN ASIA-PACIFIC INCOME FUND,
INC.
(A MARYLAND CORPORATION)

ARTICLE I

NAME OF CORPORATION, LOCATION OF
OFFICES AND SEAL

Section 1.	Name. The name of the Corporation
is Aberdeen Asia-Pacific Income Fund, Inc.
Section 2.	Principal Offices.  The Corporation
may establish and maintain such offices and places
of business as the Board of Directors may, from
time to time, determine.
Section 3.	Seal.  The corporate seal of the
Corporation shall be circular in form and shall bear the name of the Corporation, the year of its incorporation, and the word "Maryland." The form of the seal shall be subject to alteration by the Board of Directors and the seal may be used by causing it or a facsimile to be impressed or affixed or printed or otherwise reproduced. Any officer of the Corporation shall have authority to affix the corporate seal of the Corporation to any document requiring the same. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(SEAL)" adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.
ARTICLE II

STOCKHOLDERS
Section 1.	Place of Meeting.  All meetings of
the stockholders shall be held at the principal
executive office of the Corporation or at such other
place within the United States as may from time to
time be set by the Board of Directors and stated in
the notice of such meeting.
Section 2.	Annual Meetings.  An annual
meeting of stockholders for the election of Directors
and the transaction of such other business as may
properly come before the meeting shall be held at
such time and place within the United States as the
Board of Directors shall select.
Section 3.	Special Meetings.  (a)  Special
meetings of stockholders may be called at any time
by the Chairman of the Board of Directors, the
President or a majority of the Board of Directors
and shall be held at such time and place as may be
designated by the Chairman of the Board of
Directors, the President or a majority of the Board
of Directors, whoever has called the meeting, and
stated in the notice of the meeting.  A special
meeting of the stockholders to act upon any matter
that may properly be submitted to a vote of
stockholders shall also be called by the Secretary of
the Corporation upon the written request of the
holders of shares entitled to cast not less than a
majority of all the votes entitled to be cast on such
matter at such meeting.
	(b)	Stockholder Requested Special
Meetings.  (1) Any stockholder of record seeking to
have stockholders request a special meeting shall,
by sending written notice to the Secretary (the
"Record Date Request Notice") by registered mail,
return receipt requested, request the Board of
Directors to fix a record date to determine the
stockholders entitled to request a special meeting
(the "Request Record Date").  The Record Date
Request Notice shall set forth the purpose of the
meeting and the matters proposed to be acted on at
it, shall be signed by one or more stockholders of
record as of the date of signature (or their agents
duly authorized in a writing accompanying the
Record Date Request Notice), shall bear the date of
signature of each such stockholder (or such agent)
and shall set forth all information relating to each
such stockholder that would be required to be
disclosed in connection with the solicitation of
proxies for the election of Directors in an election
contest (even if an election contest is not involved),
or would otherwise be required in connection with
such a solicitation, in each case pursuant to
Regulation 14A (or any successor provision) under
the Securities Exchange Act of 1934, as amended
(the "Exchange Act").  Upon receiving the Record
Date Request Notice, the Board of Directors may
fix a Request Record Date.  The Request Record
Date shall not precede and shall not be more than
ten days after the close of business on the date on
which the resolution fixing the Request Record
Date is adopted by the Board of Directors.  If the
Board of Directors, within ten days after the date on
which a valid Record Date Request Notice is
received, fails to adopt a resolution fixing the
Request Record Date and make a public
announcement of such Request Record Date, the
Request Record Date shall be the close of business
on the tenth day after the first date on which the
Record Date Request Notice is received by the
Secretary.
		(2)	In order for any stockholder
to request a special meeting to act on any matter
that may properly be submitted to a vote of
stockholders, one or more written requests for a
special meeting (collectively, the "Special Meeting
Request") signed by stockholders of record (or their
agents duly authorized in a writing accompanying
the Special Meeting Request) as of the Request
Record Date entitled to cast not less than a majority
of all of the votes entitled to be cast on such matter
at such meeting (the "Special Meeting Percentage")
shall be delivered to the Secretary.  In addition, the
Special Meeting Request shall (a) set forth the
purpose of the meeting and the matters proposed to
be acted on at it (which shall be limited to those
lawful matters set forth in the Record Date Request
Notice received by the Secretary), (b) bear the date
of signature of each such stockholder (or such
agent) signing the Special Meeting Request, (c)  set
forth (A) the class, series and number of all shares
of stock or other securities of the Corporation, if
any, which are owned (beneficially or of record) by
such stockholder, (B) the nominee holder for, and
number of, any shares of stock or other securities of
the Corporation, if any, owned beneficially but not
of record by such stockholder and (C) all
information relating to such stockholder and each
matter proposed to be acted on at the meeting that
would be required to be disclosed in connection
with the solicitation of proxies in connection with
each such matter in an election contest (even if an
election contest is not involved), or would otherwise
be required in connection with such solicitation, in
each case pursuant to Regulation 14A (or any
successor provision) under the Exchange Act and
the rules thereunder, (d) be sent to the Secretary by
registered mail, return receipt requested, and (e) be
received by the Secretary within 60 days after the
Request Record Date.  Any requesting stockholder
(or agent duly authorized in a writing
accompanying the revocation of the Special
Meeting Request) may revoke his, her or its request
for a special meeting at any time by written
revocation delivered to the Secretary.
		(3)	The Secretary shall inform
the requesting stockholders of the reasonably
estimated cost of preparing and mailing the notice
of meeting (including the Corporation's proxy
materials).  The Secretary shall not be required to
call a special meeting upon stockholder request and
such meeting shall not be held unless, in addition to
the documents required by paragraph (2) of this
Section 3(b), the Secretary receives payment of
such reasonably estimated cost prior to the
preparation and mailing of any notice of the
meeting.
		(4)	In the case of any special
meeting called by the Secretary upon the request of
stockholders (a "Stockholder Requested Meeting"),
such meeting shall be held at such place, date and
time as may be designated by the Board of
Directors; provided, however, that the date of any
Stockholder Requested Meeting shall be not more
than 90 days after the record date for such meeting
(the "Meeting Record Date"); and provided further
that if the Board of Directors fails to designate,
within ten days after the date that a valid Special
Meeting Request is actually received by the
Secretary (the "Delivery Date"), a date and time for
a Stockholder Requested Meeting, then such
meeting shall be held at 2:00 p.m. local time on the
90th day after the Meeting Record Date or, if such
90th day is not a Business Day (as defined below),
on the first preceding Business Day; and provided
further that in the event that the Board of Directors
fails to designate a place for a Stockholder
Requested Meeting within ten days after the
Delivery Date, then such meeting shall be held at
the principal executive office of the Corporation.  In
fixing a date for any special meeting, the Chairman
of the Board of Directors, President or Board of
Directors may consider such factors as he, she or it
deems relevant, including, without limitation, the
nature of the matters to be considered, the facts and
circumstances surrounding any request for the
meeting and any plan of the Board of Directors to
call an annual meeting or a special meeting.  In the
case of any Stockholder Requested Meeting, if the
Board of Directors fails to fix a Meeting Record
Date that is a date within 30 days after the Delivery
Date, then the close of business on the 30th day
after the Delivery Date shall be the Meeting Record
Date.  The Board of Directors may revoke the
notice for any Stockholder Requested Meeting in
the event that the requesting stockholders fail to
comply with the provisions of paragraph (3) of this
Section 3(b).
		(5)	If written revocations of the
Special Meeting Request have been delivered to the
Secretary and the result is that stockholders of
record (or their agents duly authorized in writing),
as of the Request Record Date, entitled to cast less
than the Special Meeting Percentage have delivered,
and not revoked, requests for a special meeting to
the Secretary: (i) if the notice of meeting has not
already been mailed, the Secretary shall refrain
from mailing the notice of the meeting and send to
all requesting stockholders who have not revoked
such requests written notice of any revocation of a
request for the special meeting, or (ii) if the notice
of meeting has been mailed and if the Secretary first
sends to all requesting stockholders who have not
revoked requests for a special meeting on a matter
written notice of any revocation of a request for the
special meeting and written notice of the
Company's intention to revoke the notice of the
meeting or for the chairman of the meeting to
adjourn the meeting without action on the matter,
(A) the Secretary may revoke the notice of the
meeting at any time before ten days before the
commencement of the meeting or (B) the chairman
of the meeting may call the meeting to order and
adjourn the meeting without acting on the matter.
Any request for a special meeting received after a
revocation by the Secretary of a notice of a meeting
shall be considered a request for a new special
meeting.
		(6)	The Chairman of the Board
of Directors, the President or the Board of Directors
may appoint regionally or nationally recognized
independent inspectors of elections to act as the
agent of the Corporation for the purpose of
promptly performing a ministerial review of the
validity of any purported Special Meeting Request
received by the Secretary.  For the purpose of
permitting the inspectors to perform such review, no
such purported Special Meeting Request shall be
deemed to have been delivered to the Secretary until
the earlier of (i) five Business Days after receipt by
the Secretary of such purported request and (ii) such
date as the independent inspectors certify to the
Corporation that the valid requests received by the
Secretary represent, as of the Request Record Date,
stockholders of record entitled to cast not less than
the Special Meeting Percentage.  Nothing contained
in this paragraph (6) shall in any way be construed
to suggest or imply that the Corporation or any
stockholder shall not be entitled to contest the
validity of any request, whether during or after such
five Business Day period, or to take any other
action (including, without limitation, the
commencement, prosecution or defense of any
litigation with respect thereto, and the seeking of
injunctive relief in such litigation).
		(7)	For purposes of these
Bylaws, "Business Day" shall mean any day other
than a Saturday, a Sunday or a day on which
banking institutions in the State of Maryland are
authorized or obligated by law or executive order to
close.
Section 4.	Notice of Meetings.  The Secretary
shall cause written or printed notice stating the
place, date and hour, and, in the case of a special
meeting or as otherwise may be required by any
statute, the purpose or purposes for which the
meeting is called, to be given, not less than 10 and
not more than 90 days before the date of the
meeting, to each stockholder entitled to vote at, or
entitled to notice of, such meeting by leaving the
same with such stockholder or at such stockholder's
residence or usual place of business or by mailing it,
postage prepaid, and addressed to such stockholder
at his address as it appears on the records of the
Corporation at the time of such mailing, by
transmitting it to the stockholder by electronic mail
to any electronic mail address of the stockholder or
by any other means permitted by Maryland law.  If
mailed, notice shall be deemed to be given when
deposited in the United States mail addressed to the
stockholder as aforesaid.  Notice of any
stockholders' meeting need not be given to any
stockholder who shall sign a written waiver of such
notice either before or after the time of such
meeting, which waiver shall be filed with the
records of such meeting, or to any stockholder who
is present at such meeting in person or by proxy.
Notice of adjournment of a stockholders' meeting to
another time or place need not be given if such time
and place are announced at the meeting.  A single
notice shall be effective as to all stockholders who
share an address, except to the extent that a
stockholder at such address objects to such single
notice.  Failure to give notice of any meeting to one
or more stockholders, or any irregularity in such
notice, shall not affect the validity of any meeting
fixed in accordance with this Article II, or the
validity of any proceedings at any such meeting.
	Subject to Section 11(a) or Section 12(a) of
this Article II, as applicable, any business of the
Corporation may be transacted at an annual meeting
of stockholders without being specifically
designated in the notice, except such business as is
required by any statute to be stated in such notice.
No business shall be transacted at a special meeting
of stockholders except as specifically designated in
the notice.
Section 5.	Quorum; Adjournment of
Meetings.  The presence at any stockholders'
meeting, in person or by proxy, of stockholders
entitled to cast a majority of all the votes entitled to
be cast at such meeting on any matter constitutes a
quorum; but this section shall not affect any
requirement under any statute or the charter of the
Corporation (the "Charter") for the vote necessary
for the adoption of any measure.  In the absence of a
quorum, (a) the chairman of the meeting or (b) the
stockholders entitled to vote at such meeting,
present in person or by proxy, by a vote of a
majority of the votes validly cast, may adjourn the
meeting from time to time to a date not more than
120 days after the original record date without
notice other than announcement at the meeting. Any
business that might have been transacted at the
meeting originally called may be transacted at any
such adjourned meeting at which a quorum is
present.
	The stockholders present either in person or
by proxy, at a meeting which has been duly called
and at which a quorum was established, may
continue to transact business until adjournment,
notwithstanding the withdrawal of enough
stockholders to leave less than a quorum.
Section 6.	Voting and Inspector.  Unless
otherwise provided by statute or the Charter, at each
stockholders' meeting, each stockholder entitled to
vote thereat shall be entitled to one vote for each
share of stock of the Corporation validly issued and
outstanding and standing in his name on the books
of the Corporation on the record date fixed for the
meeting (and each stockholder of record holding
fractional shares, if any, shall have proportionate
voting rights).  Each share may be voted for as
many individuals as there are Directors to be elected
and for whose election the share is entitled to be
voted.  Stockholders may vote their shares owned of
record either in person or by proxy executed by
such stockholder or by his duly authorized agent in
any manner permitted by law.  Except as otherwise
specifically provided in the Charter or these Bylaws
or as required by provisions of the Investment
Company Act of 1940, as amended from time to
time ("1940 Act"), all matters shall be decided by a
vote of the majority of all votes validly cast at a
meeting at which a quorum is present.  The vote
upon any question shall be by ballot whenever
requested by any person entitled to vote, but, unless
such a request is made, voting may be conducted in
any manner determined by the chairman of the
meeting.
	The Board of Directors or the chairman of
the meeting may, before or at the meeting, appoint
one or more inspectors for any meeting of
stockholders.  The inspectors, if any, shall (i)
determine the number of shares of stock represented
at the meeting, in person or by proxy, and the
validity and effect of proxies, (ii) receive and
tabulate all votes, ballots or consents, (iii) report
such tabulation to the chair of the meeting, (iv) hear
and determine all challenges and questions arising
in connection with the right to vote and (v) do such
acts as are proper to fairly conduct the election or
vote.  Each such report shall be in writing and
signed by him or her or by a majority of them if
there is more than one inspector acting at such
meeting.  If there is more than one inspector, the
report of a majority shall be the report of the
inspectors.  The report of the inspector or inspectors
on the number of shares represented at the meeting
and the results of the voting shall be prima facie
evidence thereof.
Section 7.	Stockholders Entitled to Vote.
Except as otherwise required by law, if the Board of
Directors sets a record date for the determination of
stockholders entitled to notice of or to vote at any
stockholders' meeting, each stockholder of the
Corporation shall be entitled to vote, in person or by
proxy, each share of stock standing in his name on
the books of the Corporation on such record date.  If
no record date has been fixed, the record date for
the determination of stockholders entitled to notice
of or to vote at a meeting of stockholders shall be
the later of the close of business on the day on
which notice of the meeting is mailed or the
thirtieth day before the meeting, or, if notice is
waived by all stockholders, at the close of business
on the tenth day next preceding the day on which
the meeting is held.
Section 8.	Validity of Proxies, Ballots.  The
right to vote by proxy shall exist only if the
instrument authorizing such proxy to act shall have
been executed by the stockholder or by his duly
authorized agent in any manner permitted by law.
Such proxy or evidence of authorization shall be
filed with the Secretary of the Corporation before or
at the meeting.  Unless a proxy provides otherwise,
it shall not be valid more than eleven months after
its date.  At every meeting of the stockholders, all
proxies shall be taken in charge of and all ballots
shall be received and canvassed by the person
acting as Secretary of the meeting before being
voted, who shall decide all questions touching the
qualification of voters, the validity of the proxies
and the acceptance or rejection of votes, unless an
inspector has been appointed, in which event such
inspector shall decide all such questions.  A proxy
with respect to stock held in the name of two or
more persons shall be valid if executed by one of
them unless at or prior to exercise of such proxy the
Corporation receives a specific written notice to the
contrary from any one of them.  A proxy purporting
to be executed by or on behalf of a stockholder shall
be deemed valid unless challenged at or prior to its
exercise.
Section 9.	Organization and Conduct of
Stockholders' Meetings.  The meetings of the
stockholders shall be presided over by an individual
appointed by the Board of Directors or, in the
absence of such appointment, by the President, or if
he is not present, by the Chairman of the Board, or
if he is not present, by any Vice President, or if
none of them is present, then any other officer of
the Corporation appointed by the President to act on
his behalf shall preside over the meeting.  The
Secretary of the Corporation, if present, shall act as
the secretary of such meeting or, if the Secretary is
not present, an Assistant Secretary shall so act; if
neither the Secretary nor any Assistant Secretary is
present, then any such person appointed by the
Board of Directors or, in the absence of such
appointment, a person appointed by the chairman of
the meeting shall act as secretary of the meeting.  In
the event that the Secretary presides at a meeting of
the stockholders, an Assistant Secretary, or in the
absence of Assistant Secretaries, an individual
appointed by the Board of Directors or the chairman
of the meeting, shall record the minutes of the
meeting.  The order of business and all other
matters of procedure at any meeting of stockholders
shall be determined by the chairman of the meeting.
The chairman of the meeting may prescribe such
rules, regulations and procedures and take such
action as, in the discretion of such chairman and
without any action of the stockholders, are
appropriate for the proper conduct of the meeting,
including, without limitation, (a) restricting
admission to the time set for the commencement of
the meeting; (b) limiting attendance at the meeting
to stockholders of record of the Corporation, their
duly authorized proxies and other such individuals
as the chairman of the meeting may determine; (c)
limiting participation at the meeting on any matter
to stockholders of record of the Corporation entitled
to vote on such matter, their duly authorized proxies
and other such individuals as the chairman of the
meeting may determine; (d) limiting the time
allotted to questions or comments by participants;
(e) maintaining order and security at the meeting;
(f) removing any stockholder or any other
individual who refuses to comply with meeting
procedures, rules or guidelines as set forth by the
chairman of the meeting; (g) concluding a meeting
or recessing or adjourning the meeting to a later
date and time and place announced at the meeting;
(h) determining when the polls should be opened
and closed; and (i) complying with any state and
local laws and regulations concerning safety and
security.  Unless otherwise determined by the
chairman of the meeting, meetings of stockholders
shall not be required to be held in accordance with
the rules of parliamentary procedure.
Section 10.	Action Without a Meeting.  Any
action required or permitted to be taken at any
meeting of stockholders may be taken without a
meeting to the fullest extent permitted by law and
the Charter.
Section 11.	Advance Notice of Stockholder
Nominations for Director and Other Stockholder
Proposals.  The provisions of this Section 11 shall
apply to any meeting of stockholders other than the
annual meeting of stockholders to be held in 2009
(the "2009 Annual Meeting").
      (a)	Annual Meetings of Stockholders.
(1) Nominations of individuals for election to the
Board of Directors and the proposal of other
business to be considered by the stockholders may
be made at an annual meeting of stockholders (i)
pursuant to the Corporation's notice of meeting, (ii)
by or at the direction of the Board of Directors or
(iii) by any stockholder of the Corporation who was
a stockholder of record both at the time of giving of
notice by the stockholder as provided for in this
Section 11(a) and at the time of the annual meeting,
who is entitled to vote at the meeting in the election
of any individual so nominated or on any such other
business and who has complied with this Section
11(a).
		(2)	For nominations or other
business to be properly brought before an annual
meeting by a stockholder pursuant to clause (iii) of
subsection (a)(1) of this Section 11, the stockholder
must have given timely notice thereof in writing to
the Secretary of the Corporation and such other
business must otherwise be a proper matter for
action by the stockholders. To be timely, a
stockholder's notice shall set forth all information
required under this Section 11 and shall be
delivered to the Secretary at the principal executive
office of the Corporation not earlier than the 150th
day nor later than 5:00 p.m., Eastern Time, on the
120th day prior to the first anniversary of the date of
the proxy statement for the preceding year's annual
meeting; provided, however, that in the event that
the date of the annual meeting is advanced or
delayed by more than 30 days from the first
anniversary of the date of the preceding year's
annual meeting, notice by the stockholder to be
timely must be so delivered not earlier than the
150th day prior to the date of such annual meeting
and not later than the close of business on the later
of the 120th day prior to the date of such annual
meeting or the tenth day following the day on which
public announcement of the date of such meeting is
first made.  In no event shall the public
announcement of a postponement or adjournment of
an annual meeting commence a new time period for
the giving of a stockholder's notice as described
above.
		(3)	Such stockholder's notice
shall set forth the following information:
			(i)	as to each individual
whom the stockholder proposes to nominate for
election or reelection as a Director (each, a
"Proposed Nominee"),  (A) the name or names, age,
date of birth, business address, residence address
and nationality of such Proposed Nominee,
(B) whether such stockholder believes the Proposed
Nominee is, or is not, an "interested person" of the
Corporation (as defined in the 1940 Act), and, if not
an "interested person", information regarding the
Proposed Nominee that will be sufficient for the
Board of Directors or any committee thereof or any
authorized officer of the Corporation to make such
determination, (C) sufficient information to enable
the Nominating Committee of the Board of
Directors to make the determination as to the
Proposed Nominee's qualifications required under
Article III, Section 2(c) of the Bylaws and (D) the
Proposed Nominee's written, signed and notarized
statement confirming the Proposed Nominee's
consent to being named in the proxy statement and
intention to serve as a Director, if elected;
			(ii)	as to any business
other than the nomination of an individual for
election or reelection as a Director that the
stockholder proposes to bring before the meeting, a
description of the nature of the proposed matter to
be considered by stockholders stated with
reasonable particularity, including the exact text of
any proposal to be presented for adoption, the
reasons for conducting such business at the meeting
of stockholders, and a brief written statement of the
reasons why the proposal is in the best interest of
the stockholders;
			(iii)	as to the stockholder
giving the notice, any Proposed Nominee and any
Stockholder Associated Person (as defined in
Section 11(c)(4) of this Article II),
				(A)	the class,
series and number of all shares of stock or other
securities of the Corporation (collectively, the
"Company Securities"), if any, which are owned
(beneficially or of record) by such stockholder,
Proposed Nominee or Stockholder Associated
Person, the date on which each such Company
Security was acquired and the investment intent of
such acquisition and an explicit description of each
Derivative Instrument (as defined in Section
11(c)(6) below) which such stockholder, Proposed
Nominee or Stockholder Associated Person has
entered into or is a party to or beneficiary of and the
number, class and series to which such Derivative
Instrument relates,
				(B)	the nominee
holder for, and number of, any Company Securities
and the nominee holder for each Derivative
Instrument owned beneficially but not of record by
such stockholder, Proposed Nominee or
Stockholder Associated Person and evidence
establishing such beneficial owner's indirect
ownership of, and, if applicable, entitlement to vote,
such Company Securities or Derivative Instrument,
      				(C)
	whether and the extent to which such
stockholder, Proposed Nominee or Stockholder
Associated Person, directly or indirectly (through
brokers, nominees or otherwise), is subject to or
during the last six months has engaged in any
hedging, derivative or other transaction or series of
transactions or entered into any other agreement,
arrangement or understanding (including any short
interest, any borrowing or lending of securities or
any proxy or voting agreement), the effect or intent
of which is to (I) manage risk or benefit from
changes in the price of (x) Company Securities or
(y) any combination of securities owned by the
Corporation that represent more than 30% by value
of the Corporation's assets, as reported in the most
recent schedule of investments filed by the
Corporation with the Securities and Exchange
Commission or as the Corporation otherwise makes
publicly available ("Portfolio Securities"), for such
stockholder, Proposed Nominee or Stockholder
Associated Person or (II) increase or decrease the
voting power of such stockholder, Proposed
Nominee or Stockholder Associated Person in the
Corporation or any affiliate thereof (or, as
applicable, in any issuer of any Portfolio Securities)
disproportionately to such person's economic
interest in the Company Securities (or, as
applicable, the Portfolio Securities), and, if
applicable, the number, class and series of
Company Securities (or, as applicable, Portfolio
Securities) to which such transaction, agreement,
arrangement or understanding relates and
				(D)	any economic
interest, direct or indirect (including, without
limitation, any existing or prospective commercial,
business or contractual relationship with the
Corporation), of such stockholder, Proposed
Nominee or Stockholder Associated Person,
individually or in the aggregate, in the Corporation,
other than an interest arising from the ownership of
Company Securities where such stockholder,
Proposed Nominee or Stockholder Associated
Person receives no extra or special benefit not
shared on a pro rata basis by all holders of the same
class or series;
			(iv)	as to the stockholder
giving the notice, any Stockholder Associated
Person with an interest or ownership referred to in
clause (iii) of this paragraph (3) of this
Section 11(a) and any Proposed Nominee,
				(A)	the name and
address and telephone number of such stockholder,
as they appear on the Corporation's stock ledger,
and the current name, business address, residence
address and telephone number of such stockholder,
if different, each such Stockholder Associated
Person and any Proposed Nominee,
				(B)	all other
information relating to such stockholder and any
such Stockholder Associated Person that would be
required to be disclosed in the solicitation of proxies
for election of Directors in an election contest (even
if an election contest is not involved), all other
information relating to any Proposed Nominee that
would be required to be disclosed in the solicitation
of proxies for election of the Proposed Nominee in
an election contest (even if an election contest is not
involved) and all other documents, materials or
information relating to such stockholder, each such
Stockholder Associated Person and any Proposed
Nominee that would otherwise be required in
connection with any such solicitation, in each case,
pursuant to Regulation 14A (or any successor
provision) under the Exchange Act and the rules
thereunder and
				(C)	the investment
strategy or objective, if any, of such stockholder and
each such Stockholder Associated Person that is not
an individual and a copy of the most recent
prospectus, offering memorandum or similar
document, if any, provided to investors or potential
investors in such stockholder and each such
Stockholder Associated Person; and
			(v)	to the extent known
by the stockholder giving the notice, the name and
address of any other stockholder supporting any
Proposed Nominee or any other proposal of
business on the date of such stockholder's notice.
		(4)	In addition to the information
expressly required to be provided in a written notice
pursuant to Section 11(a)(3) above, the stockholder
shall also provide such other information as the
Board of Directors may reasonably request in order
to assess whether the matter is a proper matter for
stockholder consideration and determine a position
with respect to such proposal.  Furthermore, with
respect to the requirements of this Section
11(a)(3)(i), the Board of Directors may require any
individual proposed for nomination to the Board of
Directors to furnish such other information as the
Board of Directors may reasonably require or deem
necessary to determine the eligibility of such
individual to serve as a Director.
		(5)	Notwithstanding anything in
this subsection (a) of  this Section 11 to the
contrary, in the event the Board of Directors
increases the number of Directors to be elected at
the meeting in accordance with Article III, Section
2(a) of these Bylaws, and there is no public
announcement of such action at least 130 days prior
to the first anniversary of the date of the proxy
statement for the preceding year's annual meeting, a
stockholder's notice required by this Section 11(a)
shall also be considered timely, but only with
respect to nominees for any new positions created
by such increase, if it shall be delivered to the
Secretary at the principal executive office of the
Corporation not later than the close of business on
the tenth day following the day on which such
public announcement is first made by the
Corporation.
      (b)	Special Meetings of Stockholders.
Only such business shall be conducted at a special
meeting of stockholders as shall have been brought
before the meeting pursuant to the Corporation's
notice of the meeting.  Nominations of individuals
for election to the Board of Directors may be made
at a special meeting of stockholders at which
Directors are to be elected only (i) by or at the
direction of the Board of Directors or (ii) provided
that the special meeting has been called in
accordance with Section 3 of this Article II for the
purpose of electing Directors, by any stockholder of
the Corporation who is a stockholder of record both
at the time of giving of notice provided for in this
Section 11 and at the time of the special meeting,
who is entitled to vote at the meeting in the election
of any individual so nominated and who has
complied with the notice procedures set forth in this
Section 11.  In the event that the purpose of any
special meeting of stockholders shall be to elect one
or more individuals to the Board of Directors, any
such stockholder may nominate an individual or
individuals (as the case may be) for election as a
Director if the stockholder's notice, containing the
information required by subsection (a)(3) of this
Section 11, shall be delivered to the Secretary at the
principal executive office of the Corporation not
earlier than the 150th day prior to such special
meeting and not later than the close of business on
the later of the 120th day prior to such special
meeting or the tenth day following the day on which
public announcement is first made of the date of the
special meeting and of the nominees proposed by
the Board of Directors to be elected at such
meeting.  In no event shall the public announcement
of a postponement or adjournment of a special
meeting commence a new time period for the giving
of a stockholder's notice as described above.
      (c)	General.  (1)  If information
submitted pursuant to this Section 11 by any
stockholder proposing a nominee for election as a
Director or any proposal for other business at a
meeting of stockholders shall be inaccurate in any
material respect, such information may be deemed
not to have been provided in accordance with this
Section 11.  Any such stockholder shall notify the
Corporation of any inaccuracy or change (within
two Business Days of becoming aware of such
inaccuracy or change) in any such information.
Upon written request by the Secretary or the Board
of Directors or any committee thereof, any
stockholder proposing a nominee for election as a
Director or any proposal for other business at a
meeting of stockholders shall provide, within five
Business Days of delivery of such request (or such
other period as may be specified in such request),
(A) written verification, satisfactory, in the
discretion of the Board of Directors or any
committee thereof or any authorized officer of the
Corporation, to demonstrate the accuracy of any
information submitted by the stockholder pursuant
to this Section 11 and (B) a written update of any
information submitted by the stockholder pursuant
to this Section 11 as of an earlier date.  If a
stockholder fails to provide such written verification
or written update within such period, the
information as to which written verification or a
written update was requested may be deemed not to
have been provided in accordance with this Section
11.
		(2)	Only such individuals who
are nominated in accordance with this Section 11
shall be eligible for election as Directors, and only
such business shall be conducted at a meeting of
stockholders as shall have been brought before the
meeting in accordance with this Section 11.  The
chairman of the meeting shall have the power to
determine whether a nomination or any other
business proposed to be brought before the meeting
was made or proposed, as the case may be, in
accordance with this Section 11.
		(3)	For purposes of this Section
11, "public announcement" shall mean disclosure
(i) in a press release reported by the Dow Jones
News Service, Associated Press or other widely
circulated news or wire service or (ii) in a document
publicly filed by the Corporation with the Securities
and Exchange Commission pursuant to the
Exchange Act or the 1940 Act.
		(4)	For purposes of this Section
11, "Stockholder Associated Person" of any
stockholder shall mean (i) any person acting in
concert with such stockholder, (ii) any beneficial
owner of shares of stock of the Corporation owned
of record or beneficially by such stockholder (other
than a stockholder that is a depositary) and (iii) any
person that directly, or indirectly through one or
more intermediaries, controls, or is controlled by, or
is under common control with, such Stockholder
Associated Person.
		(5)	Notwithstanding the
foregoing provisions of this Section 11, a
stockholder shall also comply with all applicable
requirements of state law and of the Exchange Act
and the 1940 Act and any rules and regulations
thereunder with respect to the matters set forth in
this Section 11.  Nothing in this Section 11 shall be
deemed to affect any right of a stockholder to
request inclusion of a proposal in, nor the right of
the Corporation to omit a proposal from, the
Corporation's proxy statement pursuant to Rule
14a-8 (or any successor provision) ("Rule 14a-8")
under the Exchange Act.  Rule 14a-8 shall govern
exclusively the Corporation's obligation to include
a stockholder proposal in the Corporation's proxy
statement.  Nothing in this Section 11 shall require
disclosure of revocable proxies received by the
stockholder or Stockholder Associated Person
pursuant to a solicitation of proxies after the filing
by a stockholder of an effective Schedule 14A
under Section 14(a) of the Exchange Act.
		(6)	"Derivative Instrument" shall
mean any swap, short interest, option, warrant,
convertible security, stock appreciation right, or
similar right with an exercise or conversion
privilege or a settlement payment or mechanism at a
price related to the price of any Company Security
or with a value derived in whole or in part from the
value of any Company Security (including any
value derived in whole or in part from any decrease
in the price of any Company Security), whether or
not such instrument or right shall be subject to
settlement in stock of the Corporation or otherwise.
Section 12.	Stockholder Proposals at the 2009
Annual Meeting.  The provisions of this Section 12
shall apply only to business proposed by a
stockholder or nominations of individuals to be
elected as directors at the 2009 Annual Meeting.
      (a)	No business proposed by a
stockholder to be considered at the 2009 Annual
Meeting shall be considered by the stockholders and
no individual nominated by a stockholder for
election as a director is eligible to be elected as a
director at that meeting unless, in each case, no less
than 90 days nor more than 120 days prior to the
first anniversary date ("anniversary date") of the
annual meeting of stockholders held in 2008, or, if
the 2009 Annual Meeting is not scheduled to be
held within a period that commences 30 days before
the anniversary date and ends 30 days after the
anniversary date, by the later of the close of
business on the date 90 days prior to such meeting
or 14 days following the date such meeting is first
publicly announced or disclosed, the Secretary of
the Corporation receives a written notice from the
stockholder proposing a business matter or nominee
to be considered at the 2009 Annual Meeting that
sets forth the information required by Section 12(b)
of this Article II.
      (b)	The written notice or written request
to the Secretary of the Corporation, required to be
provided pursuant to Section 12(a) of this Article II,
shall include the following information:  (1) the
nature of the proposed business with reasonable
particularity, including the exact text of any
proposal to be presented for adoption, and the
reasons for conducting that business at the meeting
of stockholders, (2) with respect to each such
stockholder, that stockholder's name and address
(as they appear on the records of the Corporation),
business address and telephone number, residence
address and telephone number, and the number of
shares of each class of stock of the Corporation
beneficially owned by that stockholder, (3) any
interest of the stockholder in the proposed business,
(4) the name or names of each person nominated by
the stockholder to be elected or reelected as a
director, if any, and (5) with respect to each
nominee, that nominee's name, business address
and telephone number, and residence address and
telephone number, the number of shares, if any, of
each class of stock of the Corporation owned
directly and beneficially by that nominee, and all
information relating to that nominee that is required
to be disclosed in solicitations of proxies for
elections of directors, or is otherwise required,
pursuant to Regulation 14A under the Securities
Exchange Act of 1934, as amended ("Exchange
Act") (or any provisions of law subsequently
replacing Regulation 14A), together with a
notarized letter signed by the nominee stating his or
her acceptance of the nomination by that
stockholder, stating his or her intention to serve as
director if elected, and consenting to being named
as a nominee for director in any proxy statement
relating to such election.
      (c)	The chairman of the 2009 Annual
Meeting shall determine whether notice of matters
proposed to be brought before the meeting has been
duly given in the manner provided by this Section
12.  If the facts warrant, the chairman shall declare
to the meeting that business has not been properly
brought before the meeting in accordance with the
provisions of this Section 12, and, it, therefore, shall
not be considered or transacted.
      (d)	The requirement of the Corporation
to include in the Corporation's proxy statement for
the 2009 Annual Meeting a stockholder proposal
shall be governed by Rule 14a-8 under the
Exchange Act (or any provisions of law
subsequently replacing Rule 14a-8) ("Rule 14a-8").
Accordingly, the deadline for including a
stockholder proposal in the Corporation's proxy
statement shall be governed by Rule 14a-8.
      (e)	The adjournment of the 2009 Annual
Meeting, or any announcement thereof, shall not
commence a new period for the giving of notice as
provided in this Section 12.
      (f)	For purposes of this Section 12, a
meeting date shall be deemed to have been "publicly announced or disclosed" if such date is disclosed in a press release disseminated by the Corporation to a national news service or contained in a document publicly filed by the Corporation with the Securities and Exchange Commission.
ARTICLE III

BOARD OF DIRECTORS
Section 1.	Powers.  Except as otherwise
provided by law, by the Charter or by these Bylaws,
the business and affairs of the Corporation shall be
managed under the direction of, and all the powers
of the Corporation shall be exercised by or under
the authority of, its Board of Directors.  The Board
of Directors shall designate a Chairman of the
Board of Directors who shall preside at all meetings
of the Board of Directors, and who shall exercise
such powers and perform such other duties as from
time to time may be assigned to him by the Board
of Directors.
Section 2.	Number; Terms; Qualifications.
      (a)	Number of Directors.  The Board of
Directors shall consist of no fewer than three nor
more than twenty-seven Directors, as specified by
resolution of the majority of the entire Board of
Directors, provided that at least 75% of the entire
Board of Directors, including the Chairman, shall
be persons who are not "interested persons" of the
Corporation or its Investment Manager or
Investment Adviser ("Independent Directors"), as
the term "interested person" is defined in the 1940
Act.  The total number of Directors of the
Corporation may be fixed only by a vote of the
Board of Directors.
      (b)	Terms of Directors.  The Directors
elected by common stockholders shall be divided
into three classes, as nearly equal in number as
possible, and shall be designated as Class I, Class II,
and Class III Directors, respectively.  The Class I
Directors to be originally elected for a term expiring
at the annual meeting held in 1989 for the 1988
fiscal year.  The Class II Directors to be originally
elected for a term expiring at the annual meeting
held in 1990 for the 1989 fiscal year.  The Class III
Directors to be originally elected for a term expiring
at the annual meeting held in 1991 for the 1990
fiscal year.  After expiration of the initial terms of
office specified for such Directors, the Directors of
each class shall serve for terms of three (3) years,
or, when filling a vacancy, for the unexpired portion
of such term, and until their successors are duly
elected and have qualified.
      (c)	Qualifications of Directors.  (1)  To
qualify as a nominee for a Directorship, each
candidate must be nominated in accordance with
Section 11 or Section 12 of Article II, as applicable,
and, at the time of nomination, must possess at least
the following specific minimum qualifications:  (i) a
nominee shall have at least five years' experience in
either investment management, economics, public
accounting or Australian business;  (ii) a nominee
shall have a college undergraduate or graduate
degree in economics, finance, business
administration, accounting or engineering, or a
professional degree in law, engineering, or medicine
from an accredited university or college in the
United States, Australia, the United Kingdom,
Canada or New Zealand, or the equivalent degree
from an equivalent institution of higher learning in
another country; and  (iii) a nominee shall not have
violated any provision of the U.S. federal or state
securities laws, or comparable laws of another
country.
		(2)	The Nominating and
Corporate Governance Committee of the Board of
Directors, in its sole discretion, shall determine
whether an individual satisfies the foregoing
qualifications.  Any individual who does not satisfy
the qualifications set forth under the foregoing
provision of this subsection (c) at the time of
nomination or at the time of election shall not be
eligible for nomination or election, as applicable, as
a Director.
		(3)	The Nominating and
Corporate Governance Committee of the Board of
Directors shall apply the Fund's Conflict of Interest
and Corporate Opportunities Policy adopted by the
Board on September 13, 2004 as subsequently
amended or modified (the "Policy") as a standard in
selecting nominees to ensure that (i) an incumbent
nominee shall not have violated any provision of the
Policy, and (ii) an individual who is not an
incumbent Director shall not have a relationship,
hold any position or office or otherwise engage in
any activity that would result in a violation of the
Policy if the individual were elected as a Director.
		(4)	In addition, no person shall
be qualified to be a Director unless the Nominating
and Corporate Governance Committee, in
consultation with counsel to the Corporation, has
determined that such person, if elected as a
Director, would not cause the Corporation to be in
violation of, or not in compliance with, applicable
law, regulation or regulatory interpretation, or the
Charter (as amended and supplemented from time
to time), or any general policy adopted by the Board
of Directors regarding either retirement age or the
percentage of "interested persons" (as defined in the
1940 Act) and non-interested persons to comprise
the Corporation's Board of Directors.
		(5)	The provisions of subsections
(1) and (2) of this section shall not apply to the
nomination for an additional term of any person
who was a Director of the Corporation as of
September 13, 2004, the date of the adoption of
subsections (1) and (2).
		(6)	The Nominating and
Corporate Governance Committee of the Board of
Directors shall apply the Fund's Retirement Policy,
as in effect from time to time, as a standard in
selecting nominees.
Section 3.	Election.  A Director shall be elected
by the affirmative vote of a majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present, provided that if the number of nominees for director, as determined by the Secretary of the Corporation, exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this Article, a majority of the votes cast means that the number of shares voted "for" a director must exceed the number of votes cast "against" that director
(with any "abstentions" and "broker nonvotes" not counted as a vote cast either "for" or "against" that director's election).

Section 4.	Vacancies and Newly Created
Directorships.
      (a)	Any vacancy, by reason of death,
resignation, removal or otherwise, on the Board of
Directors, or any vacancy resulting from an increase
in the number of Directors, may be filled solely by
the affirmative vote of a majority of the remaining
Directors (or Director), even if the remaining
Directors do not constitute a quorum.
      (b)	Notwithstanding the foregoing, the
provisions in (a) above are contingent upon the
condition that immediately after filling any such
vacancy, at least two-thirds (2/3) of the Directors
then holding office shall have been elected to such
office by the stockholders of the Corporation. In the
event that, at any time, other than the time
preceding the first annual stockholders' meeting,
less than a majority of the Directors of the
Corporation holding office at that time were elected
by the stockholders, a meeting of the stockholders
shall be held promptly and in any event within 60
days for the purpose of electing Directors to fill any
existing vacancies in the Board of Directors unless
the Securities and Exchange Commission shall by
order extend such period.
Section 5.	Removal.  At any meeting of
stockholders duly called and at which a quorum is
present, the stockholders may, by the affirmative
vote of the holders of at least two-thirds (2/3) of the
votes entitled to be cast thereon, remove for cause
any Director or Directors from office.
Section 6.	Place of Meeting.  The Board of
Directors may hold meetings, have one or more
offices, and keep the books of the Corporation,
within or outside the State of Maryland, and within
or without the United States of America, at any
office or offices of the Corporation or at any other
place as they may from time to time by resolution
determine, or in the case of meetings, as they may
from time to time by resolution determine or as
shall be specified or fixed in the respective notices
or waivers of notice thereof; provided, however,
that Board meetings shall not be held in Australia.
Section 7.	Annual and Regular Meetings.
The annual meeting of the Board of Directors for
selecting officers and transacting other proper
business shall be the next regularly scheduled Board
Meeting following the annual stockholders'
meeting, at such time and place as the Board may
determine.  The Board of Directors from time to
time may provide by resolution for the holding of
regular meetings and fix their time and place.
Notice of such annual and regular meetings need
not be in writing, provided that notice of any change
in the time or place of such meetings shall be
communicated to each Director not present at the
meeting at which such change was made as
provided in Section 8 of this Article III for notice of
special meetings of the Board of Directors.
Section 8.	Special Meetings.  Special meetings
of the Board of Directors may be held at any time or
place and for any purpose when called by the
President, the Secretary or any two or more
Directors.  Notice of any special meeting of the
Board of Directors shall be delivered personally or
by telephone, electronic mail, facsimile
transmission, courier or United States mail to each
Director at his or her business or residence address.
Notice by personal delivery, telephone, courier,
electronic mail or facsimile transmission shall be
given at least 24 hours prior to the meeting.  Notice
by United States mail shall be given at least three
days prior to the meeting.  Telephone notice shall be
deemed to be given when the Director or his or her
agent is personally given such notice in a telephone
call to which the Director or his or her agent is a
party.  Electronic mail notice shall be deemed to be
given upon transmission of the message to the
electronic mail address given to the Corporation by
the Director.  Facsimile transmission notice shall be
deemed to be given upon completion of the
transmission of the message to the number given to
the Corporation by the Director and receipt of a
completed answer-back indicating receipt.  Notice
by United States mail shall be deemed to be given
when deposited in the United States mail properly
addressed, with postage thereon prepaid.  Notice by
courier shall be deemed to be given when deposited
with or delivered to a courier properly addressed.
Neither the business to be transacted at, nor the
purpose of, any annual, regular or special meeting
of the Board of Directors need be stated in the
notice, unless specifically required by statute or
these Bylaws.
Section 9.	Waiver of Notice.  No notice of any
meeting of the Board of Directors or a committee of
the Board need be given to any Director who is
present at the meeting or who waives notice of such
meeting in writing (which waiver shall be filed with
the records of such meeting), either before or after
the meeting.
Section 10.	Quorum and Voting.  At all
meetings of the Board of Directors, the presence of
a majority of the Directors then in office shall
constitute a quorum for the transaction of business,
provided that, if, pursuant to applicable law, the
Charter or these Bylaws, the vote of a majority or
other percentage of a particular group of Directors
is required for action, a quorum must also include a
majority of such group.  In the absence of a quorum,
a majority of the Directors present may adjourn the
meeting, from time to time, without further notice,
until a quorum shall be present.  The action of a
majority of the Directors present at a meeting at
which a quorum is present shall be the action of the
Board of Directors, unless the concurrence of a
greater proportion is required for such action by
law, by the Charter or by these Bylaws.
	The Directors present at a meeting which
has been duly called and at which a quorum was
established may continue to transact business until
adjournment, notwithstanding the withdrawal of
enough Directors to leave less than a quorum.
Section 11.	Action Without a Meeting.  Any
action required or permitted to be taken at any
meeting of the Board of Directors or of any
committee thereof may be taken without a meeting
if a consent to such action is given in writing or by
electronic transmission by all members of the Board
or of any committee, as the case may be, and such
consent is filed with the minutes of proceedings of
the Board or committee.
Section 12.	Compensation of Directors.
Directors shall be entitled to receive such
compensation from the Corporation for their
services as may from time to time be determined by
resolution of the Board of Directors.
Section 13.	Authorization for Independent
Directors to Retain Employees and Advisers.
Independent Directors are authorized, at the
expense of the Corporation, to hire employees and
to retain advisers and experts necessary to carry out
their duties.
Section 14.	Director Emeritus.  The
Nominating and Corporate Governance Committee
of the Board of Directors may select one or more
Director Emeritus to serve for a one-year term in
accordance with the Corporation's Director
Emeritus Policy, as in effect from time to time.
Section 15.	Organization.  At each meeting of
the Board of Directors, the Chairman of the Board
of Directors or, in the absence of the Chairman, the
Vice Chairman of the Board of Directors, if any,
shall act as chairman of the meeting.  In the absence
of both the Chairman and Vice Chairman of the
Board of Directors, a Director chosen by a majority
of the Directors present, shall act as chairman of the
meeting.  The Secretary or, in his or her absence, an
Assistant Secretary of the Corporation, or in the
absence of the Secretary and all Assistant Secretar-
ies, a person appointed by the chairman of the
meeting, shall act as secretary of the meeting.
Section 16.	Telephone Meetings.  Directors
may participate in a meeting by means of a
conference telephone or other communications
equipment if all persons participating in the meeting
can hear each other at the same time. Participation
in a meeting by these means shall constitute
presence in person at the meeting.
Section 17.	Reliance.  Each Director and officer
of the Corporation shall, in the performance of his
or her duties with respect to the Corporation, be
entitled to rely on any information, opinion, report
or statement, including any financial statement or
other financial data, prepared or presented by an
officer or employee of the Corporation whom the
Director or officer reasonably believes to be reliable
and competent in the matters presented, by a
lawyer, certified public accountant or other person,
as to a matter which the Director or officer
reasonably believes to be within the person's
professional or expert competence, or, with respect
to a Director, by a committee of the Board of
Directors on which the Director does not serve, as
to a matter within its designated authority, if the
Director reasonably believes the committee to merit
confidence.
Section 18.	Ratification.  The Board of
Directors or the stockholders may ratify and make
binding on the Corporation any action or inaction
by the Corporation or its officers to the extent that
the Board of Directors or the stockholders could
have originally authorized the matter.  Moreover,
any action or inaction questioned in any
stockholders' derivative proceeding or any other
proceeding on the ground of lack of authority,
defective or irregular execution, adverse interest of
a Director, officer or stockholder, non-disclosure,
miscomputation, the application of improper
principles or practices of accounting, or otherwise,
may be ratified, before or after judgment, by the
Board of Directors or by the stockholders, and if so
ratified, shall have the same force and effect as if
the questioned action or inaction had been
originally duly authorized, and such ratification
shall be binding upon the Corporation and its
stockholders and shall constitute a bar to any claim
or execution of any judgment in respect of such
questioned action or inaction.
Section 19.	Emergency Provisions.
Notwithstanding any other provision in the Charter or these Bylaws, this Section 19 shall apply during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors under Article III of these Bylaws cannot readily be obtained (an
"Emergency"). During any Emergency, unless otherwise provided by the Board of Directors, (i) a meeting of the Board of Directors or a committee thereof may be called by any Director or officer by any means feasible under the circumstances;
(ii) notice of any meeting of the Board of Directors during such an Emergency may be given less than one day before to the meeting to as many Directors and by such means as may be feasible at the time, including publication, television or radio, and
(iii) the number of Directors necessary to constitute a quorum shall be one-third of the entire Board of Directors.
ARTICLE IV

COMMITTEES
Section 1.	Organization.  By resolution
adopted by the Board of Directors, the Board may
designate one or more committees, including an
Executive Committee, composed of one or more
Directors.  The Chairmen of such committees shall
be elected by the Board of Directors.  The Board of
Directors shall have the power at any time to
change the members of such committees and to fill
vacancies in the committees.  Except as prohibited
by law, the Board may delegate to these committees
any of its powers.
Section 2.	Proceedings and Quorum.  In the
absence of an appropriate resolution of the Board of Directors, each committee, consistent with law, may adopt such rules and regulations governing its proceedings, quorum and manner of acting as it shall deem proper and desirable. If a committee shall not have adopted any such rules and regulations, the proceedings, quorum and manner of acting of any committee shall be subject to the same rules and regulations for proceedings, quorum and manner of acting of the Board of Directors. In the event any member of any committee is absent from any meeting, the members thereof present at the meeting, whether or not they constitute a quorum, may appoint a member of the Board of Directors to act in the place of such absent member.
ARTICLE V

OFFICERS
Section 1.	General.  The officers of the
Corporation shall be a President, a Secretary and a
Treasurer, and may include one or more Vice
Presidents, Assistant Secretaries or Assistant
Treasurers, and such other officers as may be
appointed in accordance with the provisions of
Section 8 of this Article.
Section 2.	Election, Tenure and
Qualifications.  The officers of the Corporation,
except those appointed as provided in Section 8 of
this Article V, shall be elected by the Board of
Directors at its first meeting or such meetings as
shall be held prior to its first annual meeting, and
thereafter annually at its annual meeting.  If any
officers are not chosen at any annual meeting, such
officers may be chosen at any subsequent regular or
special meeting of the Board. Except as otherwise
provided in this Article V, each officer chosen by
the Board of Directors shall hold office until the
next annual meeting of the Board of Directors and
until his successor shall have been elected and
qualified.  Any person may hold one or more offices
of the Corporation except the offices of President
and Vice President.
Section 3.	Removal and Resignation.
Whenever in the judgment of the Board of Directors
the best interest of the Corporation will be served
thereby, any officer may be removed from office by
the vote of a majority of the members of the Board
of Directors given at a regular meeting or any
special meeting called for such purpose.  Any
officer may resign his office at any time by
delivering a written resignation to the Board of
Directors, the President, the Secretary, or any
Assistant Secretary.  Such resignation shall take
effect upon delivery or at such later time specified
therein.
Section 4.	President.  The President shall be
the chief executive officer of the Corporation.
Subject to the supervision of the Board of Directors,
he shall have general charge of the business, affairs
and property of the Corporation and general
supervision over its officers, employees and agents.
Except as the Board of Directors may otherwise
order, he may sign in the name and on behalf of the
Corporation all deeds, bonds, contracts, or
agreements.  He shall exercise such other powers
and perform such other duties as from time to time
may be assigned to him by the Board of Directors.
Section 5.	Vice President.  The Board of
Directors may from time to time elect one or more
Vice Presidents who shall have such powers and
perform such duties as from time to time may be
assigned to them by the Board of Directors or the
President.  At the request or in the absence or
disability of the President, the Vice President (or, if
there are two or more Vice Presidents, then the
senior of the Vice Presidents present and able to
act) may perform all the duties of the President and,
when so acting, shall have all the powers of and be
subject to all the restrictions upon the President.
Section 6.	Treasurer and Assistant
Treasurers.  The Treasurer shall be the principal
financial and accounting officer of the Corporation
and shall have general charge of the finances and
books of account of the Corporation.  Except as
otherwise provided by the Board of Directors, he
shall have general supervision of the funds and
property of the Corporation and of the performance
by the Custodian of its duties with respect thereto.
He shall render to the Board of Directors, whenever
directed by the Board, an account of the financial
condition of the Corporation and of all his
transactions as Treasurer; and as soon as possible
after the close of each fiscal year he shall make and
submit to the Board of Directors a like report for
such fiscal year.  He shall perform all acts incidental
to the office of Treasurer, subject to the control of
the Board of Directors.
Any Assistant Treasurer may perform such duties of
the Treasurer as the Treasurer or the Board of
Directors may assign, and, in the absence of the
Treasurer, he may perform all the duties of the
Treasurer.
Section 7.	Secretary and Assistant
Secretaries.  The Secretary shall attend to the
giving and serving of all notices of the Corporation
and shall record all proceedings of the meetings of
the stockholders and the Board of Directors in
books to be kept for that purpose.  He shall keep in
safe custody the seal of the Corporation, and shall
have charge of the records of the Corporation,
including the stock books and such other books and
papers as the Board of Directors may direct and
such books, reports, certificates and other
documents required by law to be kept, all of which
shall at all reasonable times be open to inspection
by any current Director.  He shall perform such
other duties as appertain to his office or as may be
required by the Board of Directors.
Any Assistant Secretary may perform such duties of
the Secretary as the Secretary or the Board of
Directors may assign, and, in the absence of the
Secretary, he may perform all the duties of the
Secretary.
Section 8.	Subordinate Officers.  The Board
of Directors from time to time may appoint such
other officers or agents as it may deem advisable,
each of whom shall have such title, hold office for
such period, have such authority and perform such
duties as the Board of Directors may determine.
The Board of Directors from time to time may
delegate to one or more officers or agents the power
to appoint any such subordinate officers or agents
and to prescribe their respective rights, terms of
office, authorities and duties.
Section 9.	Remuneration.  The salaries or
other compensation of the officers of the
Corporation shall be fixed from time to time by
resolution of the Board of Directors, except that the
Board of Directors may by resolution delegate to
any person or group of persons the power to fix the
salaries or other compensation of any subordinate
officers or agents appointed in accordance with the
provisions of Section 8 of this Article V.
Section 10.	Surety Bonds.  The Board of
Directors may require any officer or agent of the Corporation to execute a bond (including, without limitation, any bond required by the 1940 Act or the rules and regulations of the Securities and Exchange
Commission) to the Corporation in such sum and with such surety or sureties as the Board of Directors may determine, conditioned upon the faithful performance of his duties to the Corporation, including responsibility for negligence and for the accounting of any of the Corporation's property, funds or securities that may come into his hands.
ARTICLE VI

STOCK
Section 1.	Certificates of Stock.  The Board of
Directors may authorize the Corporation to issue
certificated or uncertificated shares of stock of the
Corporation. In the event that the Corporation issues
shares of stock represented by certificates, such
certificates shall be in the form prescribed by the
Board of Directors or any duly authorized officer,
shall be signed by the officers of the Corporation in
the manner permitted by the MGCL and shall
contain the statements and information required by
the MGCL. In the event that the Corporation issues
shares of stock without certificates, to the extent
then required by the MGCL, the Corporation shall
provide to record holders of such shares a written
statement of the information required by the MGCL
to be included on stock certificates.
Section 2.	Transfer of Shares.  Shares of the
Corporation shall be transferable on the books of
the Corporation by the holder thereof in person or
by his duly authorized attorney or legal
representative.  Certificated shares may be
transferred upon surrender and cancellation of a
certificate or certificates for the same number of
shares of the same class, duly endorsed or
accompanied by proper instruments of assignment
and transfer, with such proof of the authenticity of
the signature as the Corporation or its agents may
reasonably require. The issuance of a new
certificate upon the transfer of certificated shares is
subject to the determination of the Board of
Directors that such shares shall no longer be
represented by certificates. Uncertificated shares
may be transferred upon delivery of such evidence
of succession, assignment or authority to transfer
such shares as the Corporation or its agents may
reasonably require. Upon the transfer of
uncertificated shares, to the extent then required by
the MGCL, the Corporation shall provide to record
holders of such shares a written statement of the
information required by the MGCL to be included
on stock certificates. The shares of stock of the
Corporation may be freely transferred, and the
Board of Directors may, from time to time, adopt
rules and regulations with reference to the method
of transfer of the shares of stock of the Corporation.
Section 3.	Stock Ledgers.  The stock ledgers of
the Corporation, containing the names and
addresses of the stockholders and the number of
shares held by them respectively, shall be kept at
the principal offices of the Corporation or, if the
Corporation employs a transfer agent, at the offices
of the transfer agent of the Corporation.
Section 4.	Transfer Agents and Registrars.
The Board of Directors may from time to time
appoint or remove transfer agents and/or registrars
of transfers of shares of stock of the Corporation,
and it may appoint the same person as both transfer
agent and registrar.  Upon any such appointment
being made any certificates representing shares of
stock thereafter issued shall be countersigned by
one of such transfer agents or by one of such
registrars of transfers or by both and shall not be
valid unless so countersigned.  If the same person
shall be both transfer agent and registrar, only one
countersignature by such person shall be required.
Section 5.	Fixing of Record Date.  The Board
of Directors may fix in advance a date as a record
date for the determination of the stockholders
entitled to notice of, or to vote at, any stockholders'
meeting or any adjournment thereof, or to express
consent to corporate action in writing without a
meeting, or to receive payment of any dividend or
other distribution or to be allotted any other rights,
or for the purpose of any other lawful action,
provided that (1) such record date shall not exceed
90 days preceding the date on which the particular
action requiring such determination will be taken;
(2) the transfer books shall remain open regardless
of the fixing of a record date; (3) in the case of a
meeting of stockholders, the record date shall be at
least 10 days before the date of the meeting; and (4)
in the event a dividend or other distribution is
declared, the record date for stockholders entitled to
a dividend or distribution shall be at least 10 days
after the date on which the dividend is declared
(declaration date).
      When a record date for the determination of
stockholders entitled to notice of and to vote at any
meeting of stockholders has been set as provided in
this section, such record date shall continue to apply
to the meeting if adjourned, except if the meeting is
adjourned to a date more than 120 days after the
record date originally fixed for the meeting, in
which case a new record date for such meeting may
be determined as set forth herein.
Section 6.	Lost, Stolen or Destroyed
Certificates. Before issuing a new certificate for stock of the Corporation alleged to have been lost, stolen or destroyed, the Board of Directors or any officer authorized by the Board may, in its discretion, require the owner of the lost, stolen or destroyed certificate (or his legal representative) to give the Corporation a bond or other indemnity, in such form and in such amount as the Board or any such officer may direct and with such surety or sureties as may be satisfactory to the Board or any such officer, sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate. The issuance of a replacement certificate is subject to the determination of the Board of Directors that shares represented by the certificate alleged to be lost, stolen or destroyed shall no longer be represented by certificates.
ARTICLE VII

FISCAL YEAR AND ACCOUNTANT
Section 1.	Fiscal Year.  The fiscal year of the
Corporation shall, unless otherwise ordered by the
Board of Directors, be twelve calendar months
ending on the 31st day of October.
Section 2.	Accountant.  The Corporation shall
employ an independent public accountant or a firm of independent public accountants as its Accountants to examine the accounts of the Corporation and to sign and certify financial statements filed by the Corporation.
ARTICLE VIII

CUSTODY OF SECURITIES
Section 1.	Employment of a Custodian.  The
Corporation shall place and at all times maintain in
the custody of a Custodian (including any sub-
custodian for the Custodian) all funds, securities
and similar investments owned by the Corporation.
The Custodian (and any sub-custodian) shall be a
bank or trust company of good standing having a
capital, surplus and undivided profits aggregating
not less than fifty million dollars ($50,000,000) or
such other financial institution as shall be permitted
by rule or order of the United States Securities and
Exchange Commission.  The Custodian shall be
appointed from time to time by the Board of
Directors, which shall fix its remuneration.
Section 2.	Termination of Custodian
Agreement. Upon termination of the agreement for services with the Custodian or inability of the Custodian to continue to serve, the Board of Directors shall promptly appoint a successor
Custodian, but in the event that no successor
Custodian can be found who has the required qualifications and is willing to serve, the Board of Directors shall call as promptly as possible a special meeting of the stockholders to determine whether the Corporation shall function without a Custodian or shall be liquidated. If so directed by vote of the holders of a majority of the outstanding shares of stock of the Corporation, the Custodian shall deliver and pay over all property of the Corporation held by it as specified in such vote.
ARTICLE IX

INDEMNIFICATION AND ADVANCEMENT
OF EXPENSES
Section 1.	Indemnification of Directors and
Officers.  The Corporation shall, to the fullest
extent permitted by the MGCL and the 1940 Act,
indemnify and, without requiring a preliminary
determination of the ultimate entitlement to
indemnification, pay or reimburse the reasonable
expenses in advance of ultimate disposition of a
proceeding to any individual who is a present or
former Director or officer of the Corporation and (a)
who is made or threatened to be made a party to the
proceeding by reason of his or her service in that
capacity or (b) serves or has served at the request of
the Corporation as a director, officer, partner,
member, trustee, employee, agent or fiduciary of
another corporation, partnership, limited liability
company, joint venture, trust, other enterprise or
employee benefit plan and who is made or
threatened to be made a party to the proceeding by
reason of his or her service in that capacity.  The
indemnification and other rights provided by this
Article shall continue as to a person who has ceased
to be a Director or officer and shall inure to the
benefit of the heirs, executors and administrators of
such a person.
Section 2.	Indemnification of Employees and
Agents.  Employees and agents who are not officers
or Directors of the Corporation and each Director
Emeritus may be indemnified, and the reasonable
expenses of such employee, agent or Director
Emeritus may be paid or reimbursed, as may be
provided by action of the Board of Directors or by
contract, subject to any limitations imposed by the
MGCL or the 1940 Act.
Section 3.	Other Rights.  The Board of
Directors may make further provision consistent
with law for indemnification and advance of
expenses to any Director, Director Emeritus,
officer, employee or agent by resolution, agreement
or otherwise.  The indemnification provided by this
Article shall not be deemed exclusive of any other
right, with respect to indemnification or otherwise,
to which those seeking indemnification may be
entitled under any insurance or other agreement or
resolution of stockholders or disinterested Directors
or otherwise.
Section 4.	Amendments.  Neither the
amendment nor repeal of this Article IX, nor the
adoption or amendment of any other provision of
the Bylaws or Charter inconsistent with this Article
IX, shall apply to or affect in any respect the
applicability of this Article IX with respect to any
act or failure to act which occurred prior to such
amendment, repeal or adoption.
Section 5.	Insurance.  The Corporation may
purchase and maintain insurance on behalf of any person who is or was a Director, Director Emeritus, officer, employee or agent of the Corporation or who, while a Director, Director Emeritus, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position;
provided that no insurance may be purchased by the Corporation on behalf of any person against any liability to the Corporation or to its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
ARTICLE X

AMENDMENTS
      Except as otherwise expressly provided in the Charter or these Bylaws, the Board of Directors shall have the exclusive power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws.